WORLD UTILITY FUND
(A Portfolio of World Investment Series, Inc.)
Class A Shares, Class B Shares, Class C Shares and Fortress Shares

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 1995 (FORTRESS SHARES) AND JULY 26, 1995 (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES)


1. On November, 1995, the Board of Directors (the "Board") approved the assignment of the advisory contract between World Investment Series, Inc., on behalf of World Utility Fund (the "Fund"), and Federated Management to Federated Global Research Corp., a sister corporation under the common control of Federated Investors. The assignment of the advisory contract will be effective November 20, 1995.
Federated Global Research Corp. is committed to providing high quality professional services to the Fund and does not anticipate that these events will result in any disruption to the Fund and its shareholders.


2. On page 28 of the Class A Shares, Class B Shares and Class C Shares Prospectus and page 23 of the Fortress Shares Prospectus, please delete the second and fifth paragraphs, respectively, and replace with the following:

     Michael J. Donnelly has been the Fund's portfolio manager since November 20, 1995. Mr. Donnelly joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1995. Mr. Donnelly served as Assistant Manager at Korea First Bank from 1991 to 1993. Mr. Donnelly received his Masters in Management with a concentration in international business and finance from Northwestern University.

     Drew J. Collins has been the Fund's portfolio manager since November 20, 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.

     Henry A. Frantzen has been the Fund's portfolio manager since November
     20, 1995.  Mr. Frantzen joined Federated Investors in 1995 as an
     Executive Vice President of the Fund's investment adviser.  Mr.
     Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the
     Executive Vice President and Director of Equities at Oppenheimer
     Management Corporation from 1989 to 1991.  Mr. Frantzen received his
     B.S. in finance and marketing from the University of North Dakota.
                                                               November 23, 1995

   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED
   INVESTORS
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   PITTSBURGH, PA 15222-3779
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